UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-05984

The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:     508 871 8500

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

October 31, 2014

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy of quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at its most recent fiscal year end. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, as well as on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2014 consisted of 19% net investment income and 81% net realized long-term capital gains.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Cover Photograph - Powerscourt House & Gardens, Wicklow

Provided Courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

We are pleased to present this Annual Report covering the activities of The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2014.

Introduction

Although the European Union (“EU”), as a whole, is still not showing any real signs of growth, Ireland is doing particularly well with its GDP growing strongly. As shown below in the Irish Economic Review section, its growth for the first half of 2014 was 5.7%, the highest in the EU, and it is expected that growth, around this level, will continue for the next couple of years.

Although the Fund’s growth in its previous fiscal year was the best in the World Equity group of closed-end funds, its performance for the fiscal year ended October 31, 2014 was substantially lower, mainly due to the appreciation of the U.S. Dollar versus the Euro. As a result, its Net Asset Value (“NAV”) grew by a modest 2.39%, in U.S. Dollar terms*, as compared to the increase of 1.13% of the Irish Stock Market Index (“ISEQ”). However, the expected strong growth of the Irish GDP should be a positive for the Fund over the current fiscal year.

As shown on the inside cover of this Report, and as already mentioned in the half-yearly report, in June of this year the Fund issued a press release announcing that the Board had approved a Managed Distribution Policy in order to provide a steady and sustainable quarterly cash distribution to Fund shareholders, and as an additional measure intended to reduce any discount to NAV at which the Fund’s shares have tended to trade.

Under the Managed Distribution Policy, the Board determined that the Fund would pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s NAV at its most recent fiscal year end. In December, the Board determined that the annual percentage would be 8%.

In December, the Board declared that the next quarterly distribution will be $0.28343 per share and will be paid by way of cash dividend on December 26, 2014, to all shareholders of record on December 19, 2014.

Performance

For the fiscal year just ended, the Fund’s NAV rose 2.39% to $14.17, compared to the 1.13% of the ISEQ. The Fund’s performance was impacted by its exposure to economically exposed cyclical names, and the appreciation of the U.S. Dollar versus the Euro.

When compared to the broad Euro Stoxx 50 index, the ISEQ index out-performed by 2.6% for the past quarter and outperformed by almost 4.5% over the 12 months ended October 31, 2014. When compared to the S&P 500 index, the ISEQ underperformed by 8.6% over the quarter and underperformed by

*	All returns are quoted in U.S. Dollars unless otherwise stated.

16.2% over the 12 months ended October 31, 2014. The U.S. Dollar strengthened by over 6.5% versus the Euro over the last three months. Over the 12 months of the Fund’s fiscal year, the U.S. Dollar has strengthened by 8.6% versus the Euro, which negatively affects the performance of the Fund.

In the Fund’s final fiscal quarter, investors saw gains across most asset classes with the MSCI World Index reaching new highs and returning 2.78% in local currency terms. Within equities, North America was strongest with a return of 5% (and more than 17% for the past 12 months), but Eurozone equities, in contrast, were weak, actually declining by 1%. However, currency movements were the main driver of the strong returns from North American equities, as the Euro fell by more than 6.5% against the U.S. Dollar, leading to large gains for Euro investors invested in U.S. Dollar-linked assets and vice versa for holders of the Fund. Economic news during the quarter was relatively muted, with signs of weakening momentum in Eurozone growth, while the U.S. continued to show a “steady” growth rate - neither fast enough to cause worries about inflation, nor slow enough to lead to fears of a fall back to very low growth. Data from emerging market economies generally showed weak growth during the quarter, and Chinese authorities responded to weak momentum by announcing a series of measures to stimulate growth. Commodities, perhaps reacting to this economic news, fell quite sharply during the quarter.

Within the Fund’s portfolio, the more economically exposed cyclical names such as CRH, Cie de St-Gobain and Smurfit Kappa struggled. It was a mixed quarter within the financial sector, with Bank of Ireland in positive territory and the general insurance company FBD Holdings weak, following a profit warning. Having rebounded during the previous three months, Kenmare Resources had very weak performance following the rejection of a take-over bid and concerns about deteriorating fundamentals. Ryanair, by far the Funds largest holding, continued its strong outperformance.

Irish Economic Review

The Irish economy continues to grow strongly. For the first half of 2014, GDP growth was 5.7%, relative to the same period in 2013. For the second quarter (the most recent quarter for which we have data), growth was 6.5%. For reasons outlined in previous shareholder reports (e.g. aircraft leasing activity, profit repatriations by multi-national corporations, and expiry of key pharmaceutical patents), GDP statistics are not a particularly good measure of short-term economic activity in Ireland, and tend to be highly volatile. However, a range of other indicators also indicate that the economy is now growing at a very solid rate, albeit not at the rate indicated by the GDP report.

Retail sales continue to grow solidly. Although the growth of retail sales in 2013 as a whole was only 0.7% (in volume terms), the year-on-year growth rate has risen sharply since the spring of this year. Retail sales were 6.3% higher in the first nine months of this year relative to the same period last year, in volume terms (i.e. excluding the impact of inflation). It seems unlikely that such a rapid pace of growth will be sustained, and the growth rate is substantially lower if new auto sales are excluded, but nonetheless it is a clear indication of improvement in the consumer sector.

Consumer confidence has shown a broadly similar positive pattern, improving from an index level of about 50 in early 2013 to almost 90 towards the end of 2014. There are presumably many factors behind this surge, including Ireland’s successful exit from the “Troika” program, tax cuts and spending increases in the recent fiscal budget, and of course the substantial improvement in the labor market.

Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, has, like many other economic indicators, been consistently positive in recent months. The PMI has remained over the crucial 50 level since May 2013, indicating an expansion of manufacturing activity in each month since then. The PMI remains very firmly in expansion territory.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 371,000 in October of this year. The unemployment rate has also declined and stands at a (still high) level of 11.0%, down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the Eurozone average. Separate employment statistics confirm the improved conditions, with employment rising by 1.8% in the year to June 2014 (the last available data point).

The headline rate of inflation has been very low in recent months. In early 2013 the rate stood at 1.2%, but by October of this year the rate had fallen to just 0.2%. The Harmonized inflation rate (the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates) was also very low at just 0.4%. The Central Bank of Ireland is forecasting just 0.4% for headline inflation in 2014, and 1.1% in 2015. The domestic economy is generating almost no upwards price pressure, with inflation generally arising only from imported goods and services.

Demand for credit from businesses and households continued to remain depressed. The annual rate of change in loans to households was -3.7% in September, only slightly less negative than the previous quarter. Lending for house purchases was -3.0% lower on an annual basis in September, whereas lending to the non-financial corporate sector declined by 9.1% over the same period - a marked deceleration. These numbers show that while a genuine economic recovery is underway, it is certainly not being fuelled by credit growth.

The government deficit was just under €11.5 bn in 2013, while the “General Government Balance”, a standardized EU measure of the deficit, was 7.2% of GDP, well below the 7.5% target agreed with the EU/IMF/ECB “Troika” of lenders, and down significantly from the 8.2% outturn for 2012. The debt/GDP ratio is estimated to have peaked last year, at about 116%, and should fall back during 2014 to under 111%. We forecast a fiscal deficit this year of about 3.5% of GDP, considerably better than the target deficit of 4.5%. Indeed, the fiscal situation has improved so much that the government was able to end its austerity policies and announce some modest tax cuts and spending increases for 2015, while also forecasting a fiscal deficit of well under 3% of GDP.

This progress has been received very well by the financial markets, where Ireland has been able to raise funds at very low interest rates. Indeed, Ireland’s 10 year bond yield, at just 1.4% at the time of writing, is at an exceptionally low level. All three main ratings agencies now judge Ireland’s debt to be investment grade, and two of the three assign an “A” grade to Ireland - at least four notches above the minimum for investment grade status. We expect the third agency, Moodys, to also upgrade its rating in the months ahead. The government’s fiscal position has been further helped by agreement on early repayment of loans from the International Monetary Fund (“IMF”). Those loans are relatively expensive and are expected to be replaced by much lower cost borrowing (as mentioned above, the Irish government can now borrow 10 year debt at just 1.4%, making it very attractive to pay off the IMF debt with interest rates of between 3.5% and 4%).

For 2014, the Central Bank of Ireland is now forecasting GDP growth of 4.5% (up sharply from its previous forecast of 2.5%), and investment is forecast to be very strong (+11.9%), while consumer spending is forecast to grow for the first time since the onset of the crisis. We regard the Central Bank’s forecasts as being somewhat conservative, and expect a GDP growth rate of 5% or above this year.

Equity Market Review

For the quarter and 12 month periods to October 31, 2014, most global equity markets posted positive returns in local currency terms, however all were impacted by the strengthening of the U.S. Dollar as detailed in the table below:

	Quarter Ended October 31, 2014		Year Ended October 31, 2014

Market	Local Currency	U.S. $	Local Currency	U.S. $
Irish Equities (ISEQ)	2.9%	-3.6%	9.7%	1.1%

U.S. equities (S&P 500)	5.0%	5.0%	17.3%	17.3%
U.S. Equities (NASDAQ)	6.3%	6.3%	19.6%	19.6%
U.K. Equities (FTSE 100)	-1.8%	-6.9%	0.7%	0.3%
Japanese Equities (Topix)	4.2%	-4.5%	13.9%	-0.3%

Dow Jones Eurostoxx 50	0.3%	-6.1%	5.2%	-3.0%
German Equities (DAX)	-0.9%	-7.6%	3.2%	-4.9%
French Equities (CAC 40)	-0.1%	-6.4%	1.8%	-6.2%
Dutch Equities (AEX)	2.3%	-4.2%	7.9%	-0.6%

Note-Indices are total gross returns

Major Fund stock capital moves over the Quarter to October 31, 2104 (in Euro terms)

Strongest		Weakest
Bank of Ireland	10.60%	Kenmare Resources	-57.1%
Grafton Group	5.0%	C&C Group	-21.5%
Paddy Power	4.3%	Cie St-Gobain	-12.0%
Ryanair	4.0%	CPL Resources	-8.5%
Aer Lingus	1.0%	Dragon Oil	-7.1%

Highlights regarding some of the significant contributors to the Fund’s performance are detailed below:

Bank of Ireland: The stock rebounded following the earlier sale by Wilbur Ross of his holding in the company. Stock performance was also helped by a combination of the company maintaining its earnings guidance and indications that they would pass the European Bank capital ‘stress tests’ for capital adequacy. A material upgrade to expectations for Irish GDP growth also helped.

Grafton Group: A strong set of results that reiterated full year guidance helped underpin the positive outlook for the company, driving the share price gains. The company highlighted that the Irish merchanting business had recently showed a marked improvement from a low base. This company specific update combined with a more positive macro outlook for Ireland had a positive impact on share performance.

Paddy Power: During the quarter the company announced Andy McCue as a replacement for outgoing CEO Patrick Kennedy and this was well received by the market. Mr. McCue is currently a Managing Director of the company and is known and respected by the market. The company share price had been weak since the announcement earlier in the year of Mr. Kennedy’s departure so much of the rebound surrounded the appointment. The share price had been weak over the previous 12 months so the rise is also important to note in that context.

Ryanair: The company has continued to deliver very strong growth and financial results over the year and quarter with the new ‘Always Getting Better’ strategy being well received by customers. The charismatic CEO Michael O’Leary also committed to remaining with the company for the next 5 years which was well received. Weaker oil prices over recent months have also been a benefit to the airline.

Aer Lingus: During the quarter the stock price was helped by ongoing speculation that they will enter a final agreement with unions on the longstanding pension funding dispute. This combined with strong passenger growth, particularly on the North Atlantic, helped sentiment towards the company.

Kenmare Resources: Following very strong appreciation during the previous quarter, the stock fell sharply after the board’s rejection of the bid for the company by Illuka. This combined with the generally weak performance of commodity stocks on the back of concerns about the Chinese and global economy negatively, impacted Kenmare. The company is classified as a small capitalization stock and this style categorization was generally out of favor.

C&C: The stock was weak during the quarter on the back of poor financial results from the company and in particular poor market share versus competitors. The U.S. cider market has been a target area for growth for the company, so underperformance here is disappointing the market.

Cie St-Gobain: The stock is exposed to the cyclical European construction markets and, as is the case with many stocks within this sector, had weak performance over the quarter on the back of concerns over weaker European growth. The results of St-Gobain themselves were pretty much in line with market expectations

Market Outlook

Of late the Irish market has experienced a tactical setback which shouldn’t be a major surprise given it had gone up in pretty much a straight line and was due some sort of healthy pullback. Since the current global bull market began during the first quarter of 2009 there has been a constant debate between bulls and bears about whether the markets are being driven by strengthening fundamentals or driven by free and abundant liquidity provided by central banks, led by the U.S. Federal Reserve. We have maintained a consistent view that the bull market has been driven by a combination of both liquidity and improving fundamentals. Markets themselves can be swayed by the additional ingredient of investor sentiment, and in relatively short time periods investors can move from unbridled optimism to wholesale pessimism in a herd like manner. At present they appear to be veering towards the pessimistic side.

From our perspective, while headwinds and challenges remain, the key factor we focus on is the economic outlook. We do not see a material change to the fundamental economic and market outlook we have been writing about now for the past number of quarters. A fundamental part of our thesis remains the slow return to “normalization”, with the nature of this economic recovery remaining similar to none other i.e. being particularly ‘sub-par’ as we work through the excesses that caused the last downturn. Ireland continues to be strongly positioned in this scenario.

While not exciting from a growth perspective, from a markets perspective it appears to leave us with an attractive cocktail of lower-for-longer interest rates, continued low inflation, helpful central bank policies and at the same time growth that - while tepid - is leading to earnings and dividend growth that helps propel equities forward. This theme we believe has a few years left to run before the global economy gets back to its historic trend levels. For Ireland, we expect that Irish GDP levels will reach 2007 levels during 2016 (8 years since the economic peak).

Central Bank actions will be consistent with how they see their own specific economic area, but in a global interconnected world economy their impact is not isolated to their region. Indeed the more positive outlook for the U.S. economy versus Eurozone has already been reflected in the rapid weakening of the Euro so the markets are already doing some of the central bank’s work for them. We believe concerns about the U.S. Federal Reserve tightening are overdone and in particular by those with inflationary worries in mind. While there are reasons to worry about potential deflation in Europe there is not a corresponding argument to be over concerned about inflation in the U.S. economy. In fact far from worrying about the removal of liquidity support from global markets, we believe that central banks need to keep interest rates at what will likely be viewed in history as emergency levels as this is what the ‘sub-par’ recovery necessitates.

Geopolitical events remain constants in the world of investing with the frequency and scale of events oscillating quarter to quarter. As an investor it is best analysed in terms of whether any economic impact is adequately modelled in economists’ forecasts and whether the risk is appropriately embedded in asset class valuations.

At current levels, we believe the equity markets to be again fairly valued and in line with historic averages and subsequent returns from here will be strongly influenced by earnings and dividend growth rather than banking on higher valuations. The greater volatility and polarization within market performance over recent months provides some very attractive investment opportunities for stocks or sectors that look to be overly punished by investors. The portfolio has a nice balance across both defensive and more cyclically exposed stocks and sectors.

Sincerely,

Peter J. Hooper	Sean Hawkshaw
Chairman	Director & President
December 18, 2014	December 18, 2014

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	1.65	1.65	2.39	2.39
Three Year	66.11	18.43	73.04	20.06
Five Year	79.83	12.45	79.86	12.46
Ten Year	61.99	4.94	66.69	5.24

Per Share Information and Returns

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Net Asset Value ($)	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17
Income Dividends ($)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)
Capital Gains
Other Distributions ($)	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)
Total Net Asset Value Return (%) (a)	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	2.39

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 23.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2014

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2014

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	19.50%
Kerry Group PLC, Series A	Food and Beverages	10.64%
Aryzta AG	Food and Agriculture	9.74%
CRH PLC	Construction and Building Materials	8.00%
Smurfit Kappa Group PLC	Forest Products and Paper	4.66%
Bank of Ireland	Financial	4.53%
Irish Residential Properties, REIT, PLC	Financial	4.43%
Kingspan Group PLC	Construction and Building Materials	4.00%
Glanbia PLC	Food and Beverages	3.90%
CPL Resources PLC	Business Support Services	3.86%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2014	Shares	Value (U.S.) (Note A)

COMMON STOCKS (95.37%)
COMMON STOCKS OF IRISH COMPANIES (91.59%)

Agricultural Operations (1.31%)
Origin Enterprises PLC	94,403	$934,390

Business Support Services (3.86%)
CPL Resources PLC	333,496	2,757,719

Construction and Building Materials (14.50%)
CRH PLC	257,962	5,710,942
Grafton Group PLC-UTS	175,002	1,780,649
Kingspan Group PLC	182,544	2,854,287

		10,345,878

Diversified Financial Services (0.59%)
FBD Holdings PLC	24,754	418,692

Energy (3.15%)
Dragon Oil PLC**	262,270	2,250,892

Financial (8.96%)
Bank of Ireland*	8,236,223	3,229,891
Irish Residential Properties, REIT, PLC*	2,350,000	3,165,132

		6,395,023

Food and Agriculture (9.74%)
Aryzta AG	83,957	·6,953,026

Food and Beverages (16.70%)
C&C Group PLC	137,756	613,400
Glanbia PLC	197,109	2,780,740
Kerry Group PLC, Series A	111,797	7,590,402
Total Produce PLC	757,347	929,900

		11,914,442

Forest Products and Paper (4.66%)
Smurfit Kappa Group PLC	161,320	3,328,874

Industrials (2.93%)
One Fifty One PLC*	1,666,666	2,088,161

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2014	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Leisure and Hotels (2.25%)
Paddy Power PLC	22,020	$1,605,668

Media (0.30%)
Independent News & Media PLC*	1,212,051	212,601

Mining (0.05%)
Kenmare Resources PLC*	325,313	35,867

Transportation (22.59%)
Aer Lingus Group PLC	136,976	246,270
Irish Continental Group PLC-UTS	559,696	1,956,464
Ryanair Holdings PLC*	911,868	8,681,683
Ryanair Holdings PLC-Sponsored ADR*	94,218	5,232,868

		16,117,285

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $46,132,452)		65,358,518

COMMON STOCKS OF FRENCH COMPANIES (3.78%)

Construction and Building Materials (3.78%)
Cie de St-Gobain	62,820	2,695,322

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $3,531,509)		2,695,322

TOTAL COMMON STOCKS (Cost $49,663,961)		$68,053,840

TOTAL INVESTMENTS (95.37%) (Cost $49,663,961)		68,053,840
OTHER ASSETS AND LIABILITIES (4.63%)		3,303,517

NET ASSETS (100.00%)		$71,357,357

*		Non-income producing security.
**		Issuer has limited activities in Ireland, but is considered an Irish company under the Fund’s Investment Policies as a result of being organized under the laws of Ireland.
ADR	–	American Depositary Receipt traded in U.S. Dollars.
UTS	–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

The inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2014 is as follows (See Note A – Security Valuation and Fair Value measurements in the Notes to Financial Statements):

	Total Value at 10/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities
Common Stocks*
Agricultural Operations	$934,390	$934,390	$—	$—
Business Support Services	2,757,719	2,757,719	—	—
Construction and Building Materials	13,041,200	13,041,200	—	—
Diversified Financial Services	418,692	418,692	—	—
Energy	2,250,892	2,250,892	—	—
Financial	6,395,023	6,395,023	—	—
Food and Agriculture	6,953,026	6,953,026	—	—
Food and Beverages	11,914,442	11,914,442	—	—
Forest Products & Paper	3,328,874	3,328,874	—	—
Industrials	2,088,161	—	2,088,161	—
Leisure and Hotels	1,605,668	1,605,668	—	—
Media	212,601	212,601	—	—
Mining	35,867	35,867	—	—
Transportation	16,117,285	16,117,285	—	—

Total Common Stocks	$68,053,840	$65,965,679	$2,088,161	$—

*	See Portfolio Holdings detail for country breakout.

At the end of the year ended October 31, 2014, the Fund did not have any transfers in and out of Level 1, Level 2 and Level 3 during the period.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2014

ASSETS:
Investments at value (Cost $49,663,961) See accompanying schedule	U.S.	$68,053,840
Cash		1,558,543
Foreign currency (Cost $1,206,045)		1,192,123
Dividends receivable		204,255
Receivable for investment securities sold		429,058
Prepaid expenses		75,538

Total Assets	U.S.	$71,513,357

LIABILITIES:
Printing fees payable	U.S.	$26,622
Accrued legal fees payable		17,105
Investment advisory fee payable (Note B)		37,991
Accrued audit fees payable		42,500
Administration fee payable (Note B)		10,667
Directors’ fees and expenses		10,501
Accrued expenses and other payables		10,614

Total Liabilities		156,000

NET ASSETS	U.S.	$71,357,357

AT OCTOBER 31, 2014 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,035,192 Shares	U.S.	$50,352
Additional Paid-in Capital		51,753,753
Accumulated Net Investment Loss		(96,780)
Accumulated Net Realized Gain		1,282,734
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		18,367,298

TOTAL NET ASSETS	U.S.	$71,357,357

NET ASSET VALUE PER SHARE (Applicable to 5,035,192 outstanding shares) (authorized 20,000,000 shares)
(U.S. $71,357,357 ÷ 5,035,192)	U.S.	$14.17

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Year Ended October 31, 2014

INVESTMENT INCOME
Dividends			U.S.	$1,234,833
Less: foreign taxes withheld				(144,737)

TOTAL INVESTMENT INCOME				1,090,096

EXPENSES
Investment advisory fee (Note B)	U.S.	$487,422
Directors’ fees		166,760
Administration fee (Note B)		128,000
Legal fees		121,310
Printing and mailing expenses		72,242
Compliance fees		67,677
Insurance premiums		49,052
Audit fees		42,500
Custodian fees (Note B)		31,165
Transfer agent fees		18,730
Other		106,313

TOTAL EXPENSES				1,291,171

NET INVESTMENT LOSS			U.S.	$(201,075)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		9,202,134
Foreign currency transactions		(55,838)

Net realized gain on investments and foreign currency during the year				9,146,296

Net change in unrealized appreciation/(depreciation) of:
Securities		(7,386,374)
Foreign currency and net other assets		(20,907)

Net unrealized depreciation of investments and foreign currency during the year				(7,407,281)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				1,739,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$1,537,940

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2014		Year Ended October 31, 2013

Net investment income/(loss)	U.S.	$(201,075)	U.S.	$573,323
Net realized gain on investments and foreign currency transactions		9,146,296		6,803,635
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		(7,407,281)		15,990,453

Net increase in net assets resulting from operations		1,537,940		23,367,411

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(352,403)		—
Net realized gains		(1,522,893)		—

Total distributions		(1,875,296)		—

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 122,026 shares repurchased, respectively (Note F)		—		(1,151,983)
Value of 870 and 0 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		11,092		—

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		11,092		(1,151,983)

Total Increase/(decrease) in net assets		(326,264)		22,215,428

NET ASSETS
Beginning of year		71,683,621		49,468,193

End of year (Including accumulated/undistributed net investment income/(loss) of $(96,780) and $350,215, respectively)	U.S.	$71,357,357	U.S.	$71,683,621

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Year Ended October 31,
		2014	2013		2012	2011	2010

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$14.24	$9.59		$8.45	$7.70	$8.20

Net Investment Income/(Loss)		(0.04)	0.11		(0.04)	0.01	0.05
Net Realized and Unrealized Gain/(Loss) on Investments		0.34	4.51		1.11	0.76	(0.61)

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		0.30	4.62		1.07	0.77	(0.56)

Distributions to Shareholders from:
Net Investment Income		(0.07)	—		(0.02)	(0.06)	—
Net Realized Gains		(0.30)	—		—	—	—

Total from Distributions		(0.37)	—		(0.02)	(0.06)	—

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—	0.03	(a)	0.09 (b)	0.04 (c)	0.06 (d)

Net Asset Value, End of Year	U.S.	$14.17	$14.24		$9.59	$8.45	$7.70

Share Price, End of Year	U.S.	$12.25	$12.40		$8.84	$7.61	$6.51

Total NAV Investment Return (e)		2.39%	48.49%		13.82%	10.69%	(6.10)%

Total Market Investment Return (f)		1.65%	40.27%		16.50%	17.91%	(8.18)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	U.S.	$71,357	$71,684		$49,468	$54,066	$51,428
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.26)%	0.95%		(0.39)%	0.15%	0.69%
Ratio of Operating Expenses to Average Net Assets		1.68%	2.05%		2.66%	2.22%	2.02%
Portfolio Turnover Rate		29%	35%		21%	23%	11%

(a)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(b)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(c)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(e)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

A. Significant Accounting Policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of October 31, 2014 is included with the Fund’s Portfolio of Holdings.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

For tax purposes at October 31, 2014 and October 31, 2013, the Fund distributed $350,215 and $0, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2014 and October 31, 2013, $1,525,081 and $0, respectively, of long-term capital gains.

Permanent differences between book and tax basis reporting for the year ended October 31, 2014 have been identified and appropriately reclassified to reflect a decrease in accumulated net investment loss of $106,483, an increase in accumulated net realized gain of $53,650 and a decrease in paid-in-capital of $160,133. These adjustments were related to Section 988 gain (loss) reclasses and net operation losses. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2014, 2013, 2012 and 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. Dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2014, the Fund incurred expenses of U.S. $128,000 in administration fees to BNY Mellon.

JPMorgan Chase & Co. served as the custodian of the Fund’s assets prior to November 12, 2013. During the period from November 1, 2013 to November 11, 2013, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $4,291.

The Fund has entered into an agreement with U.S. Bank, N.A., which became effective November 12, 2013, for U.S. Bank, N.A., to serve as the custodian for the Fund’s assets. During the period from November 12, 2013 to October 31, 2014, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $26,874.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2014, excluding U.S. government and short-term investments, aggregated to U.S. $21,834,283 and U.S. $26,588,578, respectively.

D. Components of Distributable Earnings:

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$96,780	$—	$1,282,734	$18,367,298

As of October 31, 2014, the Fund had no capital loss carryforwards. During the year ended October 31, 2014, U.S. $4,924,318 of capital loss carryforward was utilized.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of October 31, 2014, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$49,663,961	$22,892,268	$(4,502,389)	$18,389,879	$(22,581)	$18,367,298

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

E. Common Stock:

For the year ended October 31, 2014, the Fund issued 870 shares in connection with stock distribution. For the year ended October 31, 2013, the Fund issued no shares in connection with stock distribution.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2014, the Fund did not repurchase any of its shares.

For the year ended October 31, 2013, the Fund repurchased 122,026 (2.37% of the shares outstanding at October 31, 2012) of its shares for a total cost of $1,151,983, at an average discount of 11.62% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events, if any, on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

The New Ireland Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The New Ireland Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 18, 2014

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant

Additional Information (unaudited) (continued)

may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York, 11219, telephone number (718) 921-8265.

Meeting of Shareholders

On June 10, 2014, the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Margaret Duffy 3,986,092 For; 142,371 Abstaining, Sean Hawkshaw 3,524,860 For; 603,603 Abstaining. Peter Hooper and David Dempsey continue to serve in their capacities as Directors of the Fund.

Additional Information (unaudited) (continued)

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of June 19, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal

Additional Information (unaudited) (continued)

financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

Tax Information

For the fiscal year ended October 31, 2014, the Fund designated long-term capital gains of $2,807,815.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:

Peter J. Hooper, 74 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990 Current term expires in 2015	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

David Dempsey, 65 Bentley Associates L.P. 250 Park Avenue Suite 1101 New York, NY 10177	Director	Since 2007 Current term expires in 2016	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present).	1

Margaret Duffy, 71 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006 Current term expires in 2017	Retired Partner, Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1
INTERESTED DIRECTOR:

Sean Hawkshaw, 50 Kleinwort Benson Investors International Ltd One Rockefeller Plaza, 32nd Floor New York, NY 10020	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2017	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to 2013); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to 2013); Director Kleinwort Benson Investors Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director KBC Life Fund Management Ireland Ltd (2003 to 2009); Director Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS***:

Sean Hawkshaw	President	Since 2011	See prior page.

Lelia Long, 52 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Treasurer	Since 2002	Investment Management and Compliance Consultant (2009 to present).

Salvatore Faia, 51 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, MA 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Bryan Deering, 42 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc. (2009 to 2013).

Vincenzo A. Scarduzio, 42 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.
***	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	– Chairman of the Board
Sean Hawkshaw	– Director and President
David Dempsey	– Director
Margaret Duffy	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, MA 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:

investor.query@newirelandfund.com

Website address:

www.newirelandfund.com

IR-AR 10/14

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent.”

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,500 (2013) and $38,000 (2014).

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2013) and $0 (2014).

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 (2013) and $4,500 (2014).

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2013) and $0 (2014).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE NEW IRELAND FUND, INC.

Audit & Valuation Committee Policy

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit & Valuation Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit & Valuation Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit & Valuation Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Fund

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit & Valuation Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit & Valuation Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

Annual Fund financial statement audits

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

Accounting consultations

Agreed upon procedure reports

Attestation reports

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser, or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to KBII and KBII Affiliates

Certain non-audit services provided to Kleinwort Benson Investors International Limited (“KBII”) or any entity controlling, controlled by or under common control with KBII that provides ongoing services to the Fund (“KBII Affiliates”) will be subject to pre-approval by the Audit & Valuation Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit & Valuation Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit & Valuation Committee will not pre-approve all services provided to KBII Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBII and KBII Affiliates.

December 10, 2003

Updated December 2011

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,500 (2013) and $4,500 (2014).

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, and David Dempsey.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

2.19	PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1.	The issuer’s name;
2.	The security’s ticker symbol or CUSIP, as applicable;
3.	The shareholder meeting date;
4.	The number of shares that KBII Ltd voted;
5.	A brief identification of the matter voted on;
6.	Whether the matter was proposed by the issuer or a security-holder;
7.	Whether KBII Ltd cast a vote;
8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and
9.	Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

•

KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

•

KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

•

KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

•

KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

•

Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

¡	Chief Investment Officer
¡	Chief Compliance Officer
¡	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

•

Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

•

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example

•	Uncontested Elections,
•	Approval of Auditors (unless specified),
•	Stock splits,
•	Reverse stock splits,
•	Dividends,
•	Share buybacks.

“Non – Routine” or contested matters may include the following:

•	Contested elections,
•	Takeover proposals,
•	Management defence strategies,
•	Management compensation issues,
•	Shareholders rights,
•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:

•

Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

•

KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Provide the disclosure as required by SEC Release 33-8458 regarding the Portfolio Manager(s) of the registrant.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Mr. O’Halloran has worked with KBI Dublin Limited since July 1992, and was appointed Chief Investment Officer in 2002. Kleinwort Benson Investors International Ltd (or “Adviser”) is majority owned by KBI Dublin Limited. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2014 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	16	$1,309.7m	0	0
Other Accounts:	0	0	0	0

Mr. O’Halloran managed the Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics (the “code”) that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s rules regarding personal transactions apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute, material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee transaction. The code requires employees to pre-clear any transaction in a mutual fund for which the Advisor acts as adviser or sub-adviser. The code also covers issues such as prohibited transactions, blackout periods for transactions and short term trading.

The Advisor has a fiduciary duty to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients. These procedures were designed to ensure that all accounts with substantially similar investment objectives are treated equitably and that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

The allocation of securities across Client accounts will generally be made on a pro rata basis, based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, each Client’s liquidity needs, and previous allocations. As a general practice, the Advisor shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), the Advisor may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Fund pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Fund’s portfolio.

The bonuses paid to the Portfolio Manager are linked both to the quality of the individual’s stock research and also to the contribution he makes to the performance of the product group and/or portfolio to which he is associated. The primary performance assessment of the Portfolio Manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

Bonuses are based on the profitability of the Advisor and on individual achievement.

(a)(4) Disclosure of Securities Ownership

As of October 31, 2014 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Noel O’Halloran	$0

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 1 2014 to May 31 2014	0	N/A	N/A	503,432
June 1 2014 to June 30 2014	0	N/A	N/A	503,432
July 1 2014 to July 31 2014	0	N/A	N/A	503,432
August 1 2014 to August 31 2014	0	N/A	N/A	503,432
September 1 2014 to September 30 2014	0	N/A	N/A	503,432
October 1 2014 to October 31 2014	0	N/A	N/A	503,432
Total	0	N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: February 2000
b.	The dollar amount (or share or unit amount) approved: 10% of the shares outstanding as of October 31 2013.
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President (principal executive officer)

Date	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President (principal executive officer)

Date	December 19, 2014

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer (principal financial officer)

Date	December 19, 2014

* Print the name and title of each signing officer under his or her signature.